SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

             (Date of earliest event reported): March 17, 2000

                            SNAP-ON INCORPORATED
             --------------------------------------------------
           (Exact name of Registrant as specified in its charter)

        DELAWARE                       1-7724                   39-0622040
-----------------------           ----------------          -------------------
        State of                  Commission File             IRS Employer
      Incorporation                      No.                Identification No.


                              2801 80TH Street
                       Kenosha, Wisconsin 53141-1410
          ------------------------------------------------------
       (Address of principal executive offices, including zip code)


                               (262) 656-5200
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            (Registrant's telephone number, including area code)


                                    N/A
          ------------------------------------------------------
       (Former name or former address, if changed since last report)


Item 5.  Other Events

            Effective March 17, 2000, the Benefit Trust Agreement (the "Original GSOP Agreement"), dated July 2, 1998, between Snap-on Incorporated (the "Company") and the Northern Trust Company, as trustee, which established the Company's grantor stock ownership program (the "GSOP") was amended to reflect certain amendments to the provisions regarding the distribution of GSOP assets upon termination of the GSOP and the provisions governing voting and tendering of shares of the Company's common stock held in the GSOP.

            The first set of amendments was approved by the board of directors of the Company to include clarifying language relating to the disposition of GSOP assets upon termination of the GSOP in order to more accurately reflect the intent of the Company when it entered into the Original GSOP Agreement, and a copy of the first set of amendments is filed herewith as Exhibit 99.1. The amendments relating to the voting and tendering provisions of the Original GSOP Agreement were approved by the Eligible Participants (as defined in the Original GSOP Agreement) in accordance with the terms of the Original GSOP Agreement. As a result of these amendments, the shares of the Company's common stock that are held in the GSOP generally will be voted and tendered in proportion to the voting and tendering of shares of the Company's common stock held outside of the GSOP by the general stockholder population. A copy of the second set of amendments is filed herewith as Exhibit 99.2.

            The Company has amended and restated the Original GSOP Agreement (as amended and restated, the "Amended and Restated GSOP Agreement")to incorporate the aforementioned amendments, and such Amended and Restated GSOP Agreement is filed herewith as Exhibit 99.3.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

      Exhibit No.   Description
      -----------   ------------

      99.1 Amendment No.1 to the Benefit Trust Agreement between Snap-on Incorporated and The Northern Trust Company, as trustee, as approved by the board of directors of Snap-on Incorporated, effective as of March 17, 2000.

      99.2 Amendment No.2 to the Benefit Trust Agreement between Snap-on Incorporated and The Northern Trust Company, as trustee, as approved by the Eligible Participants (as defined therein), effective as of March 17, 2000.

      99.3 Amended and Restated Benefit Trust Agreement, dated July 2, 1998 and amended and restated as of March 17, 2000, between Snap-on Incorporated and The Northern Trust Company, as Trustee.



                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    SNAP-ON INCORPORATED


                                    By: /s/ Susan F. Marrinan
                                        ----------------------------------
                                    Name:  Susan F. Marrinan
                                    Title: Vice President, Secretary
                                           and General Counsel


Dated:  April 4, 2000



                             INDEX TO EXHIBITS



Exhibit No.                          Description                      Page No.
-----------                          -----------                      --------
      99.1        Amendment No.1 to the Benefit Trust Agreement          6
                  between Snap-on Incorporated and The Northern Trust
                  Company, as trustee, as approved by the board of
                  directors of Snap-n Incorporated, effective as of March
                  17, 2000.
      99.2        Amendment No.2 to the Benefit Trust Agreement          7
                  between Snap-on Incorporated and The Northern
                  Trust Company, as trustee, as approved by the
                  Eligible Participants (as defined therein), effective
                  as of March 17, 2000.
      99.3        Amended and Restated Benefit Trust Agreement,          11
                  dated July 2, 1998, and amended and restated as of March 17, 2000, between Snap-on Incorporated and The Northern Trust Company, as trustee.